IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.)	CASE NO. 2:13-BK-16127 (MCW)
)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
)	MONTH OF April-14
)	DATE PETITION FILED: 9/16/2013
Debtor)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	6/9/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS							
	Operating	Payroll-FSA	Payroll	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	**Total**
	# 1311	# 1770	# 2028	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	591,231.46	-	10,000.00	124,000.00	10,000.00	30,000.00	267,407.33	1,032,638.79
RECEIPTS								
Cash Sales								-
Accounts Receivable								-
Loans and Advances								-
Sale of Assets	-							-
Transfers from Other DIP Accounts	10,000.00							10,000.00
ADP Tax Error Refund	1,630.29							1,630.29
	-							-
								-
								-
								-
TOTAL RECEIPTS	11,630.29	-	-	-	-	-	-	11,630.29
DISBURSEMENTS								
Business - Ordinary Operations	15,794.29							15,794.29
Business - Labor Expenses	28,340.50							28,340.50
Capital Improvements								-
Pre-Petition Debt								-
Transfers to Other DIP Accounts	-		10,000.00					10,000.00
Other (attach list)								-
								-
								-
Reorganization Expenses:								-
Attorney Fees	-							-
Accountant Fees	-							-
Other Professional Fees								-
U. S. Trustee Quarterly Fee	5,850.00							5,850.00
Court Costs								-
								-
TOTAL DISBURSEMENTS	49,984.79	-	10,000.00	-	-	-	-	59,984.79
	403,500.65							
Balance at End of Month	552,876.96	**Account Closed 4/2/14**	**Account Closed 4/2/14**	124,000.00	10,000.00	30,000.00	267,407.33	984,284.29

*Information provided above should reconcile wit

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	59,984.79
Less: Transfers to Other DIP Accounts	(10,000.00)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	49,984.79

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	15,653.66	58,345.94	263,037.11
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	73,295.24	365,455.89	1,562,165.00
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	88,948.90	423,801.83	1,825,202.11
Income Before Non-operating Income and Expense	(88,948.90)	(423,801.83)	(1,672,806.28)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	4,691.24	(17,378.55)
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(4,375.00)	(78,681.33)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	316.24	(94,922.80)
Income Before Reorganization Expense	(90,042.65)	(423,485.59)	(1,767,729.08)
REORGANIZATION EXPENSES			
Professional Fees	134,305.50	615,814.73	2,626,028.22
U.S. Trustee Fees	-	15,600.00	17,225.00
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	-	(39,154.23)	(39,154.23)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	134,305.50	637,673.00	10,963,080.35
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(224,348.15)	(1,061,158.59)	(12,730,809.43)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
April 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services (credit issued in April)	(4,275.00)	13,525.00	19,325.00
Business Insurance	36,037.17	134,601.02	275,724.92
Dues & Subscriptions	441.91	1,849.45	4,773.10
Investor Relations	-	-	-
IP Licencing Agreement Fees	29,166.70	29,166.70	29,166.70
Legal Fees	-	-	10,604.67
License & Permits	250.00	311.19	689.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	3,424.12	20,775.57	51,465.93
Office Expenses (supplies, postage)	168.89	1,727.65	5,857.05
Parking	-	-	30.00
Payroll Expenses	23,574.06	171,215.49	547,169.08
Payroll Expense - Workers Comp Insurance	82.50	40,317.12	(4,250.77)
Equity Compensation	-	5,130.08	(14,378.70)
Less: Officer Compensation	(15,653.66)	(58,345.94)	(256,769.32)
Professional Fees (including equity based prof. fees)	-	0.48	899,875.03
Property Taxes	-	3,929.29	5,825.90
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	426.95	5,195.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	78.55	825.84	7,374.55
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	73,295.24	365,455.89	1,562,165.00

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
April 2014

OTHER INCOME & (EXPENSE):	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	4,691.24	(17,378.55)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Expense
April 2014

OTHER INCOME & (EXPENSE):	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending April 2014
Case Number: 2:13-BK-16127 (MCW)

	April 30, 2014 **Current Period**	March 31, 2014 **Prior Period**
Current assets:		
Unrestricted Cash	820,284	868,639
Restricted Cash	164,000	164,000
Receivables, net	31,203	31,203
Note Receivable	35,000	35,000
Taxes Receivable	13,431	13,431
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	577,296	614,299
Assets Held for Sale	187,500	187,500
Total current assets	1,828,715	1,914,072
Other assets:		
Intercompany Receivable (SCHED 4A)	90,085,602	90,084,140
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,085,602	90,084,140
Total assets	91,914,317	91,998,212
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	529,195	251,739
Accrued Taxes	-	-
Accrued Payroll	3,886	2,405
Accrued Legal	2,500	119,973
Intercompany Payable (SCHED 4A)	4,350,772	4,350,772
Accrued liabilities (SCHED 4B)	44,173	67,973
Total post-petition liabilities	4,930,526	4,792,862
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,066,384	1,066,384
Total Pre-Petition Liabilities	6,973,814	6,973,814
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(12,730,809)	(12,506,461)
Direct Changes to Equity (Employee Stock & Option Vesting)	(26,654)	(29,444)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	80,009,976.98	80,231,535.63
Total liabilities & equity	91,914,317	91,998,212

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,188,384.00)	(4,188,384.00)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,350,772.04)	(4,350,772.04)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,205,031.99	86,204,325.90
Due From Ecotality Stores, Inc.	3,845,469.74	3,844,713.74
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,085,602.04	90,084,139.95

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due From Electric Transportation Engineering Corp	82,016,647.99	82,015,941.90
Due From Ecotality Stores, Inc.	3,693,975.64	3,693,219.64
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	85,014,900.51	85,013,438.42

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Accrued Liabilities

April 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	4,375.00	3,281.25
Accrued Professional Fees	3,900.00	50,473.50
Misc. Accrual	35,897.71	14,218.37
	44,172.71	67,973.12

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Pre-Petition Liabilities
April 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	79,255.41	79,255.41
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,066,384.27	1,066,384.27

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable & Notes Rec	66,203.22		-	66,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	66,203.22	-	-	66,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	529,195.01	302,096.54	25,220.40	72,415.26	129,462.81
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	6,400.00	6,400.00	-	-	-
Secured Debt	-				
Other (SCHED 6B)	4,394,930.79	13,794.14	214,900.42	5,260.42	4,160,975.81
Total Post-Petition Liabilities	4,930,525.80	322,290.68	240,120.82	77,675.68	4,290,438.62

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	-	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	17,763.50	102,875.36
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		17,763.50	250,919.23

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	10,000.00	20,000.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	-	124,771.46
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	5,000.00
Total Payments to Professionals			10,000.00	259,724.99

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
April 2014

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	88,679.50	74,307.08	8,720.10	66,335.00	32,596.10	270,637.78
Antenna Group LLC	0.00	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	0.00	98.26	98.26
Bank of America	1,842.95	0.00	0.00	0.00	0.00	1,842.95
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	0.00	638.00	638.00
Bryan Cave LLP	0.00	0.00	1,476.40	0.00	5,535.00	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	0.00	61.19	61.19
Corporate Stock Transfer	0.00	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	0.00	1,347.34	1,347.34
Deleware Secretary of State	250.00	0.00	0.00	0.00	0.00	250.00
Digital - The Fruth Group	0.00	0.00	0.00	0.00	190.77	190.77
Digital -The Fruth Group	0.00	0.00	0.00	257.25	713.49	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	0.00	37.33	37.33
FTI Consulting	0.00	46,573.50	0.00	0.00	0.00	46,573.50
Jennings,Strouss & Salmon, PLC	23,348.59	25,685.50	1,952.50	4,817.80	10,738.30	66,542.69
Kurtzman Carson Consultants LLC	0.00	8,704.71	0.00	0.00	0.00	8,704.71
M2M One	0.00	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	0.00	6,500.00	0.00	0.00	6,500.00
Merrill Communications	0.00	0.00	0.00	507.92	3,115.26	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	0.00	577.50	577.50
Nair & Co	136.46	-3,469.20	0.00	0.00	0.00	-3,332.74
NASDAQ OMX	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	18,801.50	17,202.00	6,571.40	0.00	16,664.80	59,239.70
Pioneer Title Agency	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	401.60	0.00	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	0.00	140.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	0.00	549.75	549.75
SRP	33.95	0.00	0.00	0.00	0.00	33.95
TPG The Piacent Group, Inc.	0.00	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	0.00	0.00	0.00	0.00	1,000.00	1,000.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	0.00	95.69	191.38	287.07
Totals	133,092.95	169,003.59	25,220.40	72,415.26	129,462.81	529,195.01

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Liabilities

April 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	3,886.04	2,405.45
Accrued Interest	4,375.00	3,281.25
Intercompany Payable	4,350,772.04	4,350,772.04
Misc. Accrual	35,897.71	14,218.37
	4,394,930.79	4,370,677.11

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers #PFUB-OB18463514	Workers Comp	02/25/14 - 02/25/15	Up front total prem $990
Travelers Policy # 6300B184635IND14	Comm Pkg Policy	03/01/14 - 05/01/14	Up front total prem $882
Travelers Policy # BA-0B18463514CAG	Comm Auto Liab	03/01/14 - 05/01/14	Up front total prem $1,724
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: April 2014

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
4/1/2014	ADP	Payroll Tax	2,649.50
4/15/2014	Bank of America	Account Analysis Fees	2,287.36
4/25/2014	ADP	Payroll Processing Fee	166.98
4/9/2014	ADP	Payroll Tax	2,173.99
4/15/2014	ADP	Payroll Tax	1,630.29
4/24/2014	ADP	ADP Error - Duplicate - refunded in April	1,630.29
4/24/2014	ADP	Payroll Tax	1,541.77
4/28/2014	RDG Filings	8K Filing Fees	760.00
4/29/2014	ADP	Payrolll Tax	1,667.44
		Total Cash/Electronic Disbursements	14,507.62

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7384	04/02/2014	Beverly Frye	Pay Period 3/24/14 to 3/30/14	2,619.05
7385	04/02/2014	Susie Herrmann	Pay Period 3/24/14 to 3/30/14	2,304.65
7386	04/09/2014	Beverly Frye	Pay Period 3/31/14 to 4/6/14	324.35
7387	04/09/2014	Sharon Blackwell	Pay Period 3/31/14 to 4/6/14	1,482.61
7388	04/09/2014	Susie Herrmann	Pay Period 3/31/14 to 4/6/14	2,304.67
7389	04/15/2014	Maricopa County Treasurer	Property Tax Scottsdale house	1,440.88
7390	04/15/2014	McGladrey, LLP	Income Tax Preparation	10,000.00
7391	04/15/2014	Phoenix Tree & Landscape	Maintain Scottsdale Property	250.00
7392	04/03/2014	Susie Herrmann	Reimbursement for shipping	215.47
7393	04/16/2014	Sharon Blackwell	PPE 04/07 - 04/13/2014	437.21
7394	04/16/2014	Susie Herrmann	PPE 04/07 - 04/13/2014	2,304.65
7395	04/23/2014	City of Scottsdale-Post petition	Utility - Scottsdale Property	44.60
7396	04/23/2014	Sharon Blackwell	PPE 04/14 - 04/20/2014	87.73
7397	04/23/2014	Susie Herrmann	PPE 4/14 - 4/20/2014	2,304.65
7398	04/23/2014	Travelers	Auto Insurance Premium	629.00
7399	04/24/2014	U.S. Trustee Payment Center	Q1 Trustee Fees	4,875.00
7400	04/24/2014	U.S. Trustee Payment Center	Q1 Trustee Fees	325.00
7401	04/24/2014	U.S. Trustee Payment Center	Q1 Trustee Fees	650.00
7402	04/30/2014	Beverly Frye	PPE 4/21-4/27/14	57.72
7403	04/30/2014	Sharon Blackwell	PPE 4/21-4/27/14	515.25
7404	04/30/2014	Susie Herrmann	PPE 4/21-4/27/14	2,304.66
Total checks listed on this page				35,477.15
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	49,984.77

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: April 2014
Account # 2028
Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
4/2/2014	Transfer to Operating Acct	Bring account to $0 to close	10,000.00
		Total Cash/Electronic Disbursements	10,000.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	10,000.00

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: April 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-